UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 14, 2016

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 4505

45 Glover Avenue

Norwalk, Connecticut

06856-4505

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

On July 14, 2016, Registrant announced that one of its named executive officers, Don H. Liu, Executive Vice President, General Counsel and Secretary, will resign effective August 5, 2016.

J. Michael Peffer, currently Associate General Counsel at Xerox, will serve as Registrant’s General Counsel and Secretary effective August 5, 2016. Prior to Xerox’s acquisition in 2010 of Affiliated Computer Services, Inc., Mr. Peffer was Senior Vice President and Deputy General Counsel of that publicly-traded company. Previously, Mr. Peffer held numerous roles in the general counsel’s office at Ashland Inc., including Vice President and General Counsel of Valvoline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

Date: July 14, 2016

XEROX CORPORATION

By:	/s/ D. H. Marshall
Douglas H. Marshall
Assistant Secretary